Exhibit 10.18

SofTech, Inc.

Notice of Grant of Nonqualified Stock Option
and Option Agreement

(Non-Employee Directors)

Administrator 59 Lowes Way, Suite 401 Lowell, MA 01851 (978) 513-2700	Participant Name: ID:

SofTech, Inc., a Massachusetts corporation (the “Company”), hereby grants to the Participant named above (“you”) a nonqualified stock option (the “Option”) to purchase the number of shares of Common Stock, par value $0.10 per share (the “Stock”) of the Company set forth below on the terms of this Notice of Grant of Nonqualified Stock Option and Option Agreement (this “Agreement”), subject to your acceptance of this Agreement and the provisions of the SofTech, Inc. 2011 Equity Incentive Plan, as amended from time to time (the “Plan”).

Date of grant:

Number of shares:

Exercise Price per share:

Vesting:  The Option will vest and become exercisable on the following schedule:

Expiration:  The Option will expire on, and may not be exercised for any shares after,                     , 20     (the “Expiration Date”).

By your signature below, you agree with the Company to the terms of this Agreement.

SofTech, Inc. By: _________________________________ Name: _______________________________ Title: ________________________________	_____________________________ Date

_____________________________________ Participant	_____________________________ Date

Terms of Stock Options

1.

Plan Incorporated by Reference. The provisions of the Plan are incorporated into and made a part of this Agreement by this reference. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan. The Committee administers the Plan, and its determinations regarding the interpretation and operation of the Plan and this Agreement are final and binding. The Board may in its sole discretion at any time terminate or from time to time modify and amend the Plan as provided therein. You may obtain a copy of the Plan without charge upon request to the Company’s Clerk.

2.

Number of Shares; Exercise Price. The number of shares of Stock subject to the Option and the Exercise Price to be paid for each share upon exercise of the Option, both of which are subject to adjustment as provided in the Plan, are stated on the first page of this Agreement.

3.

Exercisability of Option. The Option will vest and may be exercised from time to time, while you are serving as a director of the Company, for the respective numbers of shares and at the times stated in the vesting schedule on the first page of this Agreement, subject to the other terms hereof. You shall not earn any rights under the Option except in conformity with such schedule and until all other conditions that are required to be met in order to exercise the Option have been satisfied.

4.

Termination. Upon termination of your services as director of the Company, any portion of the Option that is unvested as of the termination date will be canceled for no value. If your termination is:

•

for any reason other than death or disability, any portion of the Option that is then vested may be exercised only during the 90 calendar days following the termination date;

•

due to your death or disability (as determined by the Committee), any portion of the Option that is then vested may be exercised only during the one calendar year following the termination date;

In any event, the Option will expire without value on, and may not be exercised as to any shares after, the Expiration Date. Authorized leave of absence or absence on military or government service shall not constitute termination of your services as a director for this purpose so long as either (a) such absence is for a period of no more than 90 calendar days or (b) your right to resume service as a director after such absence is guaranteed either by statute or by contract.

It is your responsibility to exercise the Option, if at all, before the Expiration Date or any earlier date that the Option is terminated. The Company is not responsible for notifying you before your right to exercise ceases and will not make any adjustment if the Option terminates unexercised.

5.

Method of Exercise. The Option may only be exercised for the purchase of whole shares. To exercise the Option, you or your legal representative must deliver to the Company, in the manner prescribed by the Company, notice of exercise specifying the number of vested shares with respect to which the Option is being exercised, accompanied by payment of the aggregate Exercise Price for such shares (i) in cash or by certified check, (ii) in the form of a payment commitment of a financial or brokerage institution acceptable to the Committee, (iii) if and as then permitted by the Committee, in shares of Stock (including without limitation shares withheld from those issuable under the Option) valued at their Fair Market Value on the date of delivery (which may, in the Committee’s discretion, be by attestation) or withholding, or (iv) in such other form as the Committee may approve. Promptly following such notice and payment (but subject to Sections 6 and 7 hereof), the Company will deliver to you (or such legal representative) the number of shares for which the Option is being exercised.

6.

Withholding Taxes. You are responsible for any income or other tax liability attributable to the Option. It is a condition to the issuance of shares upon exercise of the Option that you shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld with respect to the exercise of the Option no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind for your benefit. In the Committee’s discretion, the minimum tax obligations required by law to be withheld with respect to the exercise of the Option may be paid in whole or in part in shares of Stock, including shares withheld from the exercise of the Option, valued at their Fair Market Value on the date of withholding or delivery.

7.

Compliance with Law; Lock-Up Agreement. The Company shall not be obligated to issue or deliver any shares of Stock or other securities upon exercise of the Option if it determines that the delivery or issuance would violate the terms of the Company’s policy regarding insider trading (including as a result of your need to engage in a sale of those shares in order to pay applicable withholding taxes).  The Company shall not be obligated to issue any shares of Stock or other securities upon exercise of the Option unless the Company is satisfied that all requirements of law or any applicable stock exchange in connection therewith (including without limitation the effective registration or exemption of the issuance of such shares or other securities under the Securities Act of 1933, as amended, and applicable state securities laws) have been or will be complied with, and the Committee may impose any restrictions on your rights as it shall deem necessary or advisable to comply with any such requirements. You further agree hereby that, as a condition to the purchase of shares upon exercise of the Option, you will enter into and perform any underwriter’s lock-up agreement requested by the Company from time to time in connection with public offerings of the Company’s securities.

8.

Rights as Shareholder. You shall have no rights as a shareholder with respect to any shares of Stock or other securities covered by the Option until the issuance of such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date occurs before the date of any such issuance.

9.

No Right to Continued Service. Neither the adoption, maintenance or operation of the Plan nor the award of the Shares confers upon you any right to continued service as director or nomination for reelection as director.

10.

Nontransferability. You may not assign or transfer the Option or any rights under it except by will or by the laws of descent and distribution, and it shall be exercisable during your life only by you or your legal representative; provided, however, that you may transfer the Option to the extent expressly permitted in writing by the Committee.

11.

Corporate Events. The terms of the Option may be changed without your consent as provided in the Plan upon a reorganization event of, or certain other corporate events affecting, the Company. Without limiting the foregoing, the number and kind of shares or other securities or property issuable upon exercise of the Option or the Exercise Price may be changed, the vesting schedule may be accelerated, the Option may be assumed by another issuer, or the Option may be terminated, as the Committee may consider equitable to the participants in the Plan and in the best interests of the Company.

12.

Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

13.

Amendment and Termination of the Option. The Option may be amended or terminated by the Company before the Expiration Date, with or without your consent, as permitted by the Plan.

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